VOYA PARTNERS, INC.

VY® Invesco Comstock Portfolio

(the "Portfolio")

Supplement dated August 18, 2021

to the Portfolio's Adviser Class, Initial Class, Class R6, Service Class,

and Service 2 Class Prospectus (the "Prospectus"),

and related Statement of Additional Information (the "SAI"),

each dated May 1, 2021

Effective July 8, 2021, Charles DyReyes no longer serves as a portfolio manager for the Portfolio.

Effective July 8, 2021, the Portfolio's Prospectus and SAI are hereby revised as follows:

1.All references to Charles DyReyes as a portfolio manager for the Portfolio are hereby deleted in their entirety.

2.The sub-section entitled "Portfolio Management – Portfolio Managers" of the Portfolio's Prospectus is hereby deleted in its entirety and replaced with the following:

PortfolioManagers
Devin Armstrong	Kevin Holt
Co-Lead Portfolio Manager (since 07/07)	Co-Lead Portfolio Manager (since 05/02)
James Warwick
Portfolio Manager (since 07/07)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE